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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                      January 19, 2001 (January 18, 2001)


                          AMERICAN TOWER CORPORATION
              (Exact Name of Registrant as Specified in Charter)

        Delaware                           001-14195                         65-0723837
(State or Other Jurisdiction
      of Incorporation)             (Commission File Number)       (IRS Employer Identification No.)

                             116 Huntington Avenue
                         Boston, Massachusetts  02116
             (Address of Principal Executive Offices)  (Zip Code)

                                (617) 375-7500
             (Registrant's telephone number, including area code)

                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On January 18, 2001, American Tower Corporation (the "Company") issued a press release announcing it priced the sale of 10.0 million shares of its Class A common stock in an underwritten public offering. This press release is attached as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

Exhibit No.     Item
-----------     ----
99.1            Press release, dated January 18, 2001.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN TOWER CORPORATION
                                                  (Registrant)

Date: January 18, 2001                     By: /s/ Justin D. Benincasa
                                               -----------------------------
                                               Name:  Justin D. Benincasa
                                               Title: Senior Vice President
                                                      and Corporate Controller

                                       3
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                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
99.1            Press release, dated January 18, 2001.